Annual Report
December 31, 2001                                               NEUBERGER BERMAN






                                Neuberger Berman
                                Advisers
                                Management
                                Trust


                                Limited
                                Maturity
                                Bond (Registered Trademark)
                                Portfolio


B1011 02/02

Limited Maturity Bond Portfolio  Managers' Commentary

The bond market as a whole has had an excellent year in 2001. Continuing pain in the equity markets prompted investors to seek the relative safety and principal preservation qualities of fixed-income investments.

They were rewarded for doing so. The Limited Maturity Bond Portfolio was well positioned to take full advantage of 11 Federal Reserve Board interest rate cuts, and to withstand the effects of an economic downturn and the traumatic period following September 11.

-----------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Total Return(1)

                           Limited Maturity    Merrill Lynch(2)
                                       Bond          1-3 Year
                                  Portfolio    Treasury Index
  1 Year                              8.78%             8.30%
  5 Year                              5.61%             6.59%
  10 Year                             5.46%             6.09%
  Life of Fund                        7.50%             7.90%
------------------------------------------------------------
  Inception Date                09/10/1984

Comparison of a $10,000 Investment
[GRAPHIC OMITTED]

                 Limited Maturity              Merrill Lynch 1-3
                  Bond Portfolio              Year Treasury Index

1991                 $10,000                       $10,000
1992                  10,518                        10,630
1993                  11,215                        11,205
1994                  11,197                        11,269
1995                  12,422                        12,508
1996                  12,957                        13,131
1997                  13,830                        14,005
1998                  14,437                        14,985
1999                  14,651                        15,444
2000                  15,645                        16,679
2001                  17,018                        18,063


                                                      Value as of 12/31/01
Limited Maturity Bond Portfolio                              $17,018
Merrill Lynch 1-3 Year Treasury Index                        $18,063

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The results are compared with benchmarks, which may include a broad-based market index and or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results.

The portfolio's duration was approximately 0.6 years longer than the benchmark's duration when the Federal Reserve began to ease interest rates with a surprise 50 basis point cut in early January. The portfolio's return benefited from longer-than-neutral duration, which was lessened at the end of the year.

In contrast to the year 2000, most non-Treasury sectors enjoyed strong returns in 2001 as investors sought historically attractive yields versus comparable Treasuries. The portfolio was soundly positioned to benefit from these developments. During the year, we increased allocations to corporates, and Treasury Inflation Protected Securities while drawing down positions in Treasuries and mortgage-backed securities.

The corporate sector was strongly represented in the portfolio, accounting for 48.7% of assets at year-end. Corporates were one of the best performing asset classes during this period, despite record supply and rising credit quality concerns. According to Moody's Investor Services, downgrades in 2001 outnumbered upgrades by a ratio of 2.9 to 1, marking the steepest decline in corporate credit since 1991. In an environment in which event risk and operating difficulties have turned A-rated credits into distressed credits with unusual speed, specific issue selection was more important than usual. The portfolio's positions included many banks and finance companies whose profitability was enhanced by declining interest rates. In addition, the portfolio benefited by holding several crossover names, whose credit ratings were upgraded by virtue of acquisitions or other factors.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001

The U.S. Agency markets were also very strong during this fiscal year as buyers flocked into the high-quality issues. Given generous spreads of U.S. agency securities over those of comparable Treasuries, we held U.S. agency securities in varying quantities throughout the year, ending the period with an allocation of 14% of the portfolio. Questions about the sustainability of government sponsorship, which had worried the market in 2000, receded in 2001 and this sector performed well.

We substantially increased our position in Treasury Inflation Protected Securities (TIPS) from 1.5% of the portfolio to 6.9% in October 2001. These securities were undervalued and offered a cheap insurance policy against rising inflation. However, as real interest rates began to rise in the last quarter of 2001, we again reduced holdings of TIPS, to 2.1% of the portfolio, in December 2001.

In anticipation of expected increases in mortgage refinancings resulting from lower interest rates, we reduced our mortgage-backed securities holdings from 19.3% of the portfolio in December 2000 to a low point of 15.0% in September. As expectations of mortgage performance improved, we raised the weighting of mortgages back to 17.1% by December 31, 2001. Mortgages performed admirably in the falling rate environment, aided by commercial bank purchases. Banks added mortgages to their portfolios, favoring them over new loans. However, the mortgage-backed sector lagged other non-Treasury sectors as its duration shortened in the falling rate environment, and in the fourth quarter, their volatility increased substantially.

With interest rates sinking to levels last seen 40 years ago, we must begin to think defensively. We have pared the portfolio duration to be more closely aligned with the benchmark duration. We continue to favor non-Treasury sectors. We expect corporates to continue to perform strongly in 2002, especially bonds of consumer discretionary companies, which should benefit from a strengthening economy. The monetary and economic stimuli that have poured into the economy in the last 12 months and in the wake of Sept. 11 should begin to bear fruit. We must be cautious, however, and always mindful of potential risks. On the one hand, if inflation appears to be a risk, the Federal Reserve could shift policy and begin to raise rates. On the other, continuing consumer problems could further dampen the economy. We have positioned the portfolio to hedge for either potential development, keeping average maturity short and quality high.

Whichever way the market develops in 2002, we expect the portfolio to continue to benefit from our conservative management discipline. We also believe that limited maturity bonds continue to provide an excellent offset to equity volatility and to general economic uncertainty.

Sincerely,

                                /s/ TED GIULIANO

                            /s/ CATHERINE WATERWORTH

                      TED GIULIANO AND CATHERINE WATERWORTH
                              PORTFOLIO CO-MANAGERS


1. Results are shown on a total return basis and include reinvestment of all dividends and capital gain distributions. Performance data quoted represents past performance, which is no guarantee of future results. Neuberger Berman Management Inc. currently absorbs certain operating expenses of the Portfolio. Absent such arrangement, which is subject to change, the total returns would have been less. The 30-day yield shown for the Portfolio was 4.07% for the period ended 12/31/2001. The performance does not reflect separate account and insurance policy and fees and expenses charged under the variable insurance contracts.

2. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged total return market value index consisting of all coupon-bearing U.S. Treasury publicly placed debt securities with maturities between 1 to 3 years. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The portfolio invests in many securities not included in the above-described index.

The composition, industries and holdings of the portfolio are subject to change.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. The Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of the AMT Portfolios may be purchased only by life insurance companies to be used in their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

(Copyright) 2002 Neuberger Berman Management Inc., distributor. All rights reserved.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001


Schedule of Investments Limited Maturity Bond Portfolio
-------------------------------------------------------

Principal Amount                                                                      Rating [SS]     Market Value+
                                                                                    Moody's   S&P
U.S. Treasury Securities (3.3%)
 $ 3,499,735  U.S. Treasury Inflation-Indexed Notes, 3.38%, due 1/15/07               TSY     TSY     $  3,512,313
   2,803,472  U.S. Treasury Inflation-Indexed Notes, 3.38%, due 4/15/32               TSY     TSY        2,766,677
   3,100,000  U.S. Treasury Notes, 5.25%, due 5/15/04                                 TSY     TSY        3,232,233
                                                                                                      ------------
              Total U.S. Treasury Securities (Cost $9,467,917)                                           9,511,223
                                                                                                      ------------
U.S. Government Agency Securities (14.0%)
   8,200,000  Fannie Mae, Notes, 5.75%, due 4/15/03                                   AGY     AGY        8,530,288
   1,700,000  Fannie Mae, Notes, 4.75%, due 3/15/04                                   AGY     AGY        1,750,187
     930,000  Fannie Mae, Notes, 5.63%, due 5/14/04                                   AGY     AGY          975,563
   8,630,000  Fannie Mae, Notes, 5.25%, due 6/15/06                                   AGY     AGY        8,785,280
   9,500,000  Federal Home Loan Bank, Notes, 3.63%, due 10/15/04                      AGY     AGY        9,440,521
   3,975,000  Freddie Mac, Notes, 4.50%, due 6/15/03                                  AGY     AGY        4,074,069
   2,990,000  Freddie Mac, Notes, 5.75%, due 7/15/03                                  AGY     AGY        3,120,675
   4,000,000  Freddie Mac, Notes, 5.25%, due 2/15/04                                  AGY     AGY        4,146,804
                                                                                                      ------------
              Total U.S. Government Agency Securities (Cost $39,963,890)                                40,823,387
                                                                                                      ------------
Mortgage-Backed Securities (17.1%)
     859,385  GE Capital Mortgage Services, Inc., REMIC Pass-Through
              Certificates, Ser. 1999-11, Class B3, 6.50%, due 7/25/29                BB[o]                701,902**
   2,821,954  PNC Mortgage Securities Corp., Pass-Through Certificates, Ser.
              1999-1, Class 1B4, 6.25%, due 2/25/29                                   BB[o]              2,230,114**
   4,460,000  Residential Asset Securitization Trust, Ser. 1998-A10, Class 1A9,
              6.75%, due 10/25/28                                                             AAA        4,552,055
     919,358  Wells Fargo, Mortgage Pass-Through Certificates, Ser. 2001-3, Class
              B4, 7.00%, due 2/25/31                                                  BB[o]                789,076**
Fannie Mae
  12,927,300  Pass-Through Certificates, 7.00%, due 5/1/04 - 2/1/16                   AGY     AGY       13,396,776
  13,261,805  Pass-Through Certificates, 6.50%, due 5/1/13 - 12/1/14                  AGY     AGY       13,538,775
   7,773,213  Pass-Through Certificates, 6.00%, due 10/1/16                           AGY     AGY        7,797,503
Freddie Mac
      13,700  Mortgage Participation Certificates, 10.00%, due 4/1/20                 AGY     AGY           15,211
Government National Mortgage Association
   5,071,269  Pass-Through Certificates, 7.00%, due 5/15/28 & 12/15/28                AGY     AGY        5,188,718
   1,961,983  Pass-Through Certificates, 6.50%, due 10/15/31                          AGY     AGY        1,970,935
                                                                                                      ------------
              Total Mortgage-Backed Securities (Cost $49,013,763)                                       50,181,065
                                                                                                      ------------
Asset-Backed Securities (9.3%)
   3,150,000  BMW Vehicle Lease Trust, Ser. 2000-A, Class A3, 6.64%, due
              5/25/03                                                                 Aaa     AAA        3,227,198
     630,000  Chase Manhattan Auto Owner Trust, Ser. 2001-A, Class A3, 4.55%,
              due 8/15/05                                                             Aaa     AAA          641,494
   1,000,000  Citibank Credit Card Issuance Trust, Ser. 2001-A8, Class A8,
              4.10%, due 12/7/06                                                      Aaa     AAA          992,510
   2,215,000  Daimler Chrysler Auto Trust, Ser. 2001-A, Class A4, 5.40%, due
              3/6/06                                                                  Aaa     AAA        2,281,067
   1,665,000  Discover Card Master Trust I, Ser. 1998-6, Class A, 5.85%, due
              1/17/06                                                                 Aaa     AAA        1,725,951
   4,917,334  Ford Credit Auto Owner Trust, Ser. 2000-C, Class A4, 7.24%, due
              2/15/04                                                                 Aaa     AAA        5,064,383
   2,000,000  Ford Credit Auto Owner Trust, Ser. 2000-E, Class A4, 6.74%, due
              6/15/04                                                                 Aaa     AAA        2,066,308
   1,000,000  Ford Credit Auto Owner Trust, Ser. 2001-D, Class A3, 4.31%, due
              6/15/05                                                                 Aaa     AAA        1,014,509
   2,025,000  MBNA Master Credit Card Trust, Ser. 1998-J, Class A, 5.25%, due
              2/15/06                                                                 Aaa     AAA        2,086,054

See Notes to Schedule of Investments

Schedule of Investments Limited Maturity Bond Portfolio cont'd
--------------------------------------------------------------

Principal Amount                                                                      Rating [SS]     Market Value+
                                                                                    Moody's   S&P
 $ 3,790,000  Nissan Auto Receivables Owner Trust, Ser. 2000-B, Class A3,
              7.25%, due 4/15/04                                                     Aaa      AAA     $  3,911,358
   2,735,000  USAA Auto Owner Trust, Ser. 2001-1, Class A3, 4.69%, due
              2/15/05                                                                Aaa      AAA        2,788,690
   1,500,000  USAA Auto Owner Trust, Ser. 2001-2, Class A3, 3.20%, due
              2/15/06                                                                Aaa      AAA        1,489,384
                                                                                                      ------------
              Total Asset-Backed Securities (Cost $26,647,374)                                          27,288,906
                                                                                                      ------------
Banks & Financial Institutions (13.9%)
   2,000,000  American General Finance Corp., Senior Notes, 5.75%, due
              11/1/03                                                                 A1      A+         2,076,262
     975,000  American General Finance Corp., Floating Rate Notes, 2.27%, due
              12/17/04                                                                A1      A+           976,083
   3,500,000  Bank One Corp., Notes, 6.50%, due 2/1/06                               Aa3       A         3,657,752
   2,395,000  Bear Stearns Co., Inc., Notes, 6.20%, due 3/30/03                       A2       A         2,480,317
   1,200,000  Capital One Bank, Senior Notes, 6.88%, due 2/1/06                      Baa2    BBB-        1,170,763
   2,300,000  Countrywide Home Loans, Inc., Medium-Term Notes, Ser. J, 5.25%,
              due 6/15/04                                                             A3       A         2,334,339
   1,200,000  Credit Suisse First Boston (USA), Inc., Notes, 5.88%, due 8/1/06       Aa3      AA-        1,220,720
   1,950,000  Dime Bancorp, Inc., Senior Notes, 9.00%, due 12/19/02                   A3     BBB-        2,049,460
   2,230,000  Household Finance Corp., Notes, 7.00%, due 8/1/03                       A2       A         2,348,012
   1,000,000  Household Finance Corp., Floating Rate Notes, 2.40%, due
              12/19/03                                                                A2       A           999,296
   1,250,000  Household Netherlands B.V., Senior Notes, 6.13%, due 3/1/03             A3       A         1,293,726
   1,650,000  International Lease Finance Corp., Medium-Term Notes, 7.30%,
              due 4/28/03                                                             A1      AA-        1,720,092
   3,200,000  International Lease Finance Corp., Medium-Term Notes, Ser. M,
              5.50%, due 6/7/04                                                       A1      AA-        3,263,639
   2,570,000  Lehman Brothers Holdings, Inc., Medium-Term Notes, Ser. E,
              7.00%, due 5/15/03                                                      A2       A         2,673,386
   1,300,000  MBNA America Bank N.A., Subordinated Notes, 7.25%, due
              9/15/02                                                                Baa2     BBB        1,334,090
   1,400,000  MBNA Corp., Floating Rate Notes, Ser. F, 3.65%, due 12/18/02           Baa2     BBB        1,397,747
   1,300,000  Merrill Lynch & Co., Inc., Notes, 6.00%, due 2/12/03                   Aa3      AA-        1,341,328
   3,850,000  Morgan Stanley Dean Witter & Co., Notes, 5.63%, due 1/20/04            Aa3      AA-        3,985,162
   2,820,000  Paine Webber Group, Inc., Notes, 6.45%, due 12/1/03                    Aa2      AA+        2,976,172
   1,470,000  Popular, Inc., Medium-Term Notes, Ser. 3, 6.38%, due 9/15/03            A3     BBB+        1,507,901
                                                                                                      ------------
              Total Banks & Financial Institutions (Cost $39,570,408)                                   40,806,247
                                                                                                      ------------
Corporate Debt Securities (34.8%)
   2,000,000  Akzo Nobel, Inc., Guaranteed Notes, 6.00%, due 11/15/03                 A2      A-         2,072,446**
   1,200,000  AMERCO, Senior Notes, 7.20%, due 4/1/02                                Ba1      BBB        1,202,450
   1,300,000  American Standard, Inc., Senior Notes, 7.13%, due 2/15/03              Ba2      BB+        1,319,500
   2,400,000  Associates Corp., Senior Notes, 5.75%, due 11/1/03                     Aa1      AA-        2,501,026
   2,800,000  AT&T Corp., Notes, 5.63%, due 3/15/04                                   A3     BBB+        2,835,932
   1,690,000  AT&T Wireless Group, Senior Notes, 7.35%, due 3/1/06                   Baa2     BBB        1,787,763
   1,650,000  BellSouth Corp., Notes, 5.00%, due 10/15/06                            Aa3      A+         1,637,788
     680,000  Boyd Gaming Corp., Senior Notes, 9.25%, due 10/1/03                    Ba3      BB-          693,600
     735,000  Calpine Corp., Senior Notes, 7.63%, due 4/15/06                        Ba1      BB+          660,581
   1,800,000  Caterpillar Financial Services Corp., Medium-Term Notes, 7.59%,
              due 12/10/03                                                            A2      A+         1,932,734
   2,200,000  Caterpillar Financial Services Corp., Notes, 6.88%, due 8/1/04          A2      A+         2,325,772
   2,320,000  CIT Group, Inc., Notes, 7.38%, due 3/15/03                              A2      A+         2,437,543
   2,625,000  Commercial Credit Co., Notes, 6.38%, due 9/15/02                       Aa1      AA-        2,695,531
   2,030,000  Conseco, Inc., Notes, 8.50%, due 10/15/02                               B1      B+         1,481,900
     440,000  Core-Mark International, Inc., Senior Subordinated Notes, 11.38%,
              due 9/15/03                                                             B3       B           422,400
   1,520,000  Cox Radio, Inc., Notes, 6.25%, due 5/15/03                             Baa2     BBB        1,557,935
   2,800,000  Daimler Chrysler N.A. Holdings Corp., Floating Rate Notes, Ser. C,
              2.38%, due 8/21/03                                                      A3     BBB+        2,744,762

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001


Schedule of Investments Limited Maturity Bond Portfolio cont'd
--------------------------------------------------------------

Principal Amount                                                                      Rating [SS]     Market Value+
                                                                                    Moody's   S&P
 $ 1,200,000  Dole Foods Co., Inc., Notes, 7.00%, due 5/15/03                       Ba1     BBB-    $  1,226,527
     570,000  EOP Operating Limited Partnership, Notes, 6.63%, due 2/15/05          Baa1    BBB+         590,078
   1,750,000  Ford Motor Credit Co., Notes, 7.50%, due 6/15/03                       A2     BBB+       1,818,140
   3,945,000  Ford Motor Credit Co., Notes, 6.70%, due 7/16/04                       A2     BBB+       4,000,403
   1,660,000  Fort James Corp., Senior Notes, 6.50%, due 9/15/02                    Baa3    BBB-       1,680,342
   2,570,000  General Electric Capital Corp., Medium-Term Notes, Ser. A, 6.75%,
              due 9/11/03                                                           Aaa      AAA       2,709,399
   1,300,000  General Electric Capital Corp., Medium-Term Notes, Ser. A, 6.81%,
              due 11/3/03                                                           Aaa      AAA       1,378,498
   1,200,000  General Motors Acceptance Corp., Notes, 5.75%, due 11/10/03            A2     BBB+       1,221,582
   5,000,000  General Motors Acceptance Corp., Notes, 6.85%, due 6/17/04             A2     BBB+       5,215,025
     700,000  General Motors Acceptance Corp., Notes, 6.13%, due 9/15/06             A2     BBB+         692,824
   1,110,000  Hartford Life, Inc., Notes, 6.90%, due 6/15/04                         A2       A        1,175,930
   2,500,000  Heller Financial, Inc., Notes, 6.00%, due 3/19/04                     Aaa      AAA       2,626,505
   2,550,000  Heritage Media Corp., Senior Subordinated Notes, 8.75%, due
              2/15/06                                                               Ba2      BB+       2,594,625
   2,800,000  ICI Wilmington, Inc., Guaranteed Notes, 7.50%, due 1/15/02            Baa2     BBB       2,802,472
   1,215,000  ITT Corp., Notes, 6.75%, due 11/15/05                                 Ba1     BBB-       1,179,128
     720,000  Jones Intercable, Inc., Senior Notes, 8.88%, due 4/1/07               Baa2     BBB         775,800
   2,000,000  Kellogg Co., Notes, 5.50%, due 4/1/03                                 Baa2     BBB       2,049,062
   1,000,000  Kraft Foods, Inc., Notes, 4.63%, due 11/1/06                           A2      A-          978,349
   1,300,000  Lear Corp., Guaranteed Senior Notes, Ser. B, 7.96%, due 5/15/05       Ba1      BB+       1,318,361
   1,035,000  Navistar International Corp., Senior Notes, Ser. B, 7.00%, due
              2/1/03                                                                Ba1     BBB-       1,031,119
      25,000  Newport News Shipbuilding, Inc., Senior Subordinated Notes,
              9.25%, due 12/1/06                                                    Ba3      BB+          26,188
   2,000,000  Norwest Financial, Inc., Senior Notes, 6.13%, due 8/1/03              Aa2      A+        2,084,484
     680,000  Pacific Gas & Electric Co., Senior Notes, Ser. 92-A, 7.88%, due
              3/1/02                                                                 B3      CCC         669,800
     809,380  PDVSA Finance Ltd., Notes, 8.75%, due 2/15/04                         Baa1    BBB-         817,474
   1,500,000  Powergen US Funding LLC, Notes, 4.50%, due 10/15/04                   Baa1     BBB       1,484,180
   2,815,000  Public Service Electric & Gas Co., Medium-Term Notes, 7.19%, due
              9/6/02                                                                 A3      A-        2,898,887
     480,000  Quest Diagnostics, Inc., Senior Notes, 6.75%, due 7/12/06             Ba1     BBB-         492,916
   1,800,000  Sara Lee Corp., Medium-Term Notes, Ser. B, 6.40%, due 6/9/05           A3      A+        1,862,964
   2,085,000  Sprint Capital Corp., Medium-Term Notes, 7.63%, due 6/10/02           Baa1    BBB+       2,129,746
     640,000  Thiokol Corp., Senior Notes, 6.63%, due 3/1/08                         A1      A+          655,964
   2,130,000  Time Warner, Inc., Notes, 8.11%, due 8/15/06                          Baa1    BBB+       2,330,026
   1,815,000  TRW, Inc., Notes, 6.63%, due 6/1/04                                   Baa2     BBB       1,852,255
     900,000  TXU Corp., Senior Notes, Ser. J, 6.38%, due 6/15/06                   Baa3     BBB         906,508
   1,700,000  Tyco International Group S.A., Guaranteed Notes, 5.80%, due
              8/1/06                                                                Baa1      A        1,701,304
   2,000,000  Tyson Foods, Inc., Notes, 6.63%, due 10/1/04                          Baa3     BBB       2,054,062**
   2,675,000  Unilever Capital Corp., Senior Notes, 6.75%, due 11/1/03               A1      A+        2,824,559
   2,760,000  Union Carbide Corp., Notes, 6.25%, due 6/15/03                         A2                2,851,461
   1,200,000  Wabtec Corp., Senior Notes, 9.38%, due 6/15/05                        Ba3      BB        1,212,000
   1,600,000  Wells Fargo & Co., Notes, 6.63%, due 7/15/04                          Aa2      A+        1,697,722
   1,725,000  WorldCom, Inc., Notes, 6.50%, due 5/15/04                              A3     BBB+       1,772,427
   2,300,000  Xerox Capital (Europe) PLC, Notes, 5.75%, due 5/15/02                 Ba1      BB        2,264,253
                                                                                                    ------------
              Total Corporate Debt Securities (Cost $100,367,675)                                    101,963,012
                                                                                                    ------------
Foreign Government Securities (1.2%)
   4,030,000  Federal Republic of Germany, 4.50%, due 2/22/02
              (Cost $3,675,444)                                                     Aaa      AAA       3,591,969
                                                                                                    ------------

See Notes to Schedule of Investments

Schedule of Investments Limited Maturity Bond Portfolio cont'd
--------------------------------------------------------------

Principal Amount                                                                 Rating [SS]           Market Value+
                                                                                Moody's   S&P
Repurchase Agreements (6.7%)
$19,580,000    State Street Bank and Trust Co. Repurchase Agreement, 1.60%,
               due 1/2/02, dated 12/31/01, Maturity Value $19,581,740,
               Collateralized by $19,305,000 Federal Home Loan Bank, Notes,
               4.50%, due 7/7/03 (Collateral Value $20,167,683)
               (Cost $19,580,000)                                                                   $   19,580,000#
                                                                                                    -------------
               Total Investments (100.3%) (Cost $288,286,471)                                          293,745,809##
               Liabilities, less cash, receivables and other assets [(0.3%)]                              (919,696)
                                                                                                    --------------
               Total Net Assets (100.0%)                                                            $  292,826,113
                                                                                                    --------------

See Notes to Schedule of Investments

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001


Notes to Schedule of Investments Limited Maturity Bond Portfolio
----------------------------------------------------------------

+ Investment securities of the Fund are valued daily by obtaining bid price quotations from independent pricing services on selected securities available in each service's data base. For all other securities requiring daily quotations, bid prices are obtained from principal market makers in those securities or, if quotations are not available, by a method the trustees of the Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#         At cost, which approximates market value.

## At December 31, 2001, the cost of investments for U.S. Federal income tax purposes was $288,611,566. Gross unrealized appreciation of investments was $6,657,161 and gross unrealized depreciation of investments was $1,522,918, resulting in net unrealized appreciation of $5,134,243, based on cost for U.S. Federal income tax purposes.

[SS]      Credit ratings are unaudited.

[o]       Not rated by Moody's; the rating shown is from Fitch Investors
          Services, Inc.


**        Security exempt from registration under the Securities Act of 1933.
          These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A. At December 31, 2001, these securities amounted to $7,847,600 or 2.7% of net assets.

See Notes To Financial Statements

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001


Statement of Assets and Liabilities
-----------------------------------

                                                                                    Limited Maturity
                                                                                                Bond
Neuberger Berman Advisers Management Trust                                                 Portfolio
Assets
  Investments in securities, at market value* (Note A)--see Schedule of Investments     $293,745,809
----------------------------------------------------------------------------------------------------
  Cash                                                                                         2,813
----------------------------------------------------------------------------------------------------
  Interest receivable                                                                      3,285,483
----------------------------------------------------------------------------------------------------
  Receivable for securities sold                                                           2,924,312
----------------------------------------------------------------------------------------------------
  Receivable for Fund shares sold                                                            393,783
----------------------------------------------------------------------------------------------------
  Prepaid expenses and other assets                                                            4,594
====================================================================================================

Total Assets                                                                             300,356,794
====================================================================================================

Liabilities
  Payable for securities purchased                                                         7,031,613
----------------------------------------------------------------------------------------------------
  Payable for Fund shares redeemed                                                           284,481
----------------------------------------------------------------------------------------------------
  Payable to investment manager (Note B)                                                      59,709
----------------------------------------------------------------------------------------------------
  Payable to administrator (Note B)                                                           95,534
----------------------------------------------------------------------------------------------------
  Accrued expenses                                                                            59,344
====================================================================================================

Total Liabilities                                                                          7,530,681
====================================================================================================

Net Assets at value                                                                     $292,826,113
====================================================================================================

Net Assets consist of:
  Paid-in capital                                                                       $294,122,662
----------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                                              13,911,078
----------------------------------------------------------------------------------------------------
  Accumulated net realized gains (losses) on investments                                 (20,664,395)
----------------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) in value of investments                       5,456,768
====================================================================================================

Net Assets at value                                                                     $292,826,113
====================================================================================================

Shares Outstanding ($.001 par value; unlimited shares authorized)                         21,743,710
----------------------------------------------------------------------------------------------------

Net Asset Value, offering and redemption price per share                                $      13.47
====================================================================================================

*Cost of Investments                                                                    $288,286,471
====================================================================================================

See Notes to Financial Statements

 NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE YEAR ENDED DECEMBER 31, 2001


Statement of Operations
------------------------

                                                                          Limited Maturity
                                                                                      Bond
Neuberger Berman Advisers Management Trust                                       Portfolio
Investment Income
Interest income                                                                $15,933,075
==========================================================================================

Expenses:
Investment management fee (Note B)                                                 626,531
------------------------------------------------------------------------------------------
Administration fee (Note B)                                                      1,002,453
------------------------------------------------------------------------------------------
Auditing fees                                                                       23,558
------------------------------------------------------------------------------------------
Custodian fees (Note B)                                                            116,283
------------------------------------------------------------------------------------------
Insurance expense                                                                    3,755
------------------------------------------------------------------------------------------
Legal fees                                                                          20,951
------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                         41,069
------------------------------------------------------------------------------------------
Miscellaneous                                                                        1,189
==========================================================================================
Total expenses                                                                   1,835,789
Expenses reduced by custodian fee expense offset arrangement (Note B)               (2,829)
==========================================================================================
Total net expenses                                                               1,832,960
==========================================================================================
Net investment income (loss)                                                    14,100,115
==========================================================================================

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities sold                           1,263,968
------------------------------------------------------------------------------------------
Net realized gain (loss) on financial futures contracts (Note A)                   (45,887)
------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
     Investment securities (Note A)                                              4,654,423
     -------------------------------------------------------------------------------------
     Foreign currency (Note A)                                                      (2,571)
     =====================================================================================
Net gain (loss) on investments                                                   5,869,933
==========================================================================================

Net increase (decrease) in net assets resulting from operations                $19,970,048
==========================================================================================

See Notes to Financial Statements

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001


Statement of Changes in Net Assets
----------------------------------

                                                                            Limited Maturity Bond Portfolio
                                                                          -----------------------------------
Neuberger Berman Advisers Management Trust                                      Year Ended December 31,
                                                                                      2001               2000
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                               $   14,100,115     $   13,781,185
------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                         1,218,081         (6,022,867)
------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments             4,651,852          7,598,183
============================================================================================================
Net increase (decrease) in net assets resulting from operations                19,970,048         15,356,501
============================================================================================================
Distributions to Shareholders From:
Net investment income                                                         (13,222,783)       (15,205,048)
============================================================================================================
From Fund Share Transactions:
Proceeds from shares sold                                                     201,889,711        135,286,112
------------------------------------------------------------------------------------------------------------
Proceeds from reinvestment of dividends and distributions                      13,222,783         15,205,048
------------------------------------------------------------------------------------------------------------
Payments for shares redeemed                                                 (143,450,816)      (184,581,538)
============================================================================================================
Net increase (decrease) from Fund share transactions                           71,661,678        (34,090,378)
============================================================================================================
Net Increase (Decrease) in Net Assets                                          78,408,943        (33,938,925)
Net Assets:
Beginning of year                                                             214,417,170        248,356,095
============================================================================================================
End of year                                                                $  292,826,113     $  214,417,170
============================================================================================================
Accumulated undistributed net investment income (loss) at end of year      $   13,911,078     $   13,249,120
============================================================================================================
Number of Fund Shares:
Sold                                                                           15,328,348         10,560,824
------------------------------------------------------------------------------------------------------------
Issued on reinvestment of dividends and distributions                           1,038,710          1,228,194
------------------------------------------------------------------------------------------------------------
Redeemed                                                                      (10,884,512)       (14,286,483)
============================================================================================================
Net increase (decrease) in shares outstanding                                   5,482,546         (2,497,465)
============================================================================================================

See Notes to Financial Statements

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001


Notes to Financial Statements Limited Maturity Bond Portfolio
-------------------------------------------------------------

     Note A--Summary of Significant Accounting Policies:

1 General: Limited Maturity Bond Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of nine separate operating series (the "Funds"). The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

     The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.

     Prior to May 1, 2000, the Fund was part of a master/feeder structure, investing all of its net investable assets in AMT Limited Maturity Bond Investments, a series of Advisers Managers Trust. Effective May 1, 2000, the Fund converted to a conventional fund structure. The Fund redeemed its investment in AMT Limited Maturity Bond Investments in return for delivery of the portfolio securities, at current net asset value, subject to the liabilities of AMT Limited Maturity Bond Investments.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.

4 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, including accretion of original issue discount, where applicable, and accretion of market discount on long-term bonds and short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5 Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund. The Fund has no specific limitation on the percentage of assets which may be committed to these types of contracts. The Fund could be exposed to risks if a counterparty to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign

Notes to Financial Statements Limited Maturity Bond Portfolio cont'd
--------------------------------------------------------------------

     currency underlying all contractual commitments held by the Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

6 Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin", ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin", to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

     For U.S. Federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

     During the year ended December 31, 2001, the Fund had entered into various financial futures contracts. At December 31, 2001, there were no open positions.

7 Taxes: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

8 Dividends and distributions to shareholders: Income dividends and distributions from net realized capital gains, if any, are normally distributed in February. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($5,670,680, $296,579, $1,871,355, $2,478,607, $3,975,890,
     and $6,333,756 expiring in 2002, 2004, 2005, 2006, 2007, and 2008, respectively, determined as of December 31, 2001), it is the policy of the Fund not to distribute such gains.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001

     The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

     For the years ended December 31, 2001 and 2000, there were no significant differences between the book basis and tax basis character of distributions to shareholders. Additionally, at year-end, there were no significant differences between the book basis and tax basis of components of net assets, other than differences in the net unrealized appreciation (depreciation) in value of investments attributable to the tax deferral of losses on wash sales and differences attributable to the amortization of premiums on fixed income securities for book purposes.

9 Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

10 Expense allocation: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, to each of the Funds.

11 Repurchase agreements: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

12 Income recognition: In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and requires investment companies to amortize premiums and discounts on fixed income securities. Upon adoption, the Fund recorded a cumulative effect adjustment to reflect the amortization of premiums. The cumulative effect resulted in a $99,850 decrease to undistributed net investment income (loss) and a corresponding increase to net unrealized appreciation (depreciation) in value of investments as of January 1, 2001. The current year impact decreased net investment income by $287,567, increased net realized gain (loss) on investment securities sold by $122,873, and increased unrealized appreciation on securities by $164,694 and therefore did not impact total net assets.

Notes to Financial Statements Limited Maturity Bond Portfolio cont'd
--------------------------------------------------------------------

     Note B--Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

     Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies.

     The Fund retains Neuberger Berman Management Inc. ("Management") as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.25% of the first $500 million of the Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion.

     The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.40% of the Fund's average daily net assets.

     Effective May 1, 1995, the trustees of the Trust adopted a non-fee distribution plan for each series of the Trust.

     Management has contractually undertaken through April 30, 2002 to reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets. For the year ended December 31, 2001, no reimbursement to the Fund was required.

     Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

     The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $2,829.


     Note C--Securities Transactions:

     During the year ended December 31, 2001, there were purchase and sale transactions (excluding short-term securities, financial futures contracts, and forward foreign currency contracts) of $222,955,018 and $217,102,586, respectively.

     During the year ended December 31, 2001, the Fund had entered into various contracts to deliver currencies at specified future dates. At December 31, 2001, there were no open contracts.

     During the year ended December 31, 2001, brokerage commissions on securities transactions amounted to $126, of which Neuberger received $0, and other brokers received $126.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001


     Note D--Line of Credit:

     At December 31, 2001, the Fund was a holder of a single committed, unsecured $200,000,000 line of credit with State Street Bank and Trust Company, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $200,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2001, nor had the Fund utilized this line of credit at any time prior to that date.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001


Financial Highlights Limited Maturity Bond Portfolio+
-----------------------------------------------------

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.[+/+]

                                                                                       Year Ended December 31,
                                                                      ------------------------------------------------------
                                                                        2001        2000        1999        1998        1997
Net Asset Value, Beginning of Year                                    $13.19       $13.24      $13.82      $14.12      $14.05
                                                                      ------       ------      ------      ------      ------
Income From Investment Operations
Net Investment Income (Loss)                                             .74[Y]       .77         .77         .80         .88
Net Gains or Losses on Securities (both realized
 and unrealized)                                                         .37[Y]       .07        (.58)       (.21)        .02
                                                                      ------       ------      ------      ------      ------
Total From Investment Operations                                        1.11          .84         .19         .59         .90
                                                                      ------       ------      ------      ------      ------
Less Distributions
From Net Investment Income                                              (.83)        (.89)       (.77)       (.89)       (.83)
                                                                      ------       ------      ------      ------      ------
Net Asset Value, End of Year                                          $13.47       $13.19      $13.24      $13.82      $14.12
                                                                      ------       ------      ------      ------      ------
Total Return++                                                         +8.78%       +6.78%      +1.48%      +4.39%      +6.74%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                                 $292.8       $214.4      $248.4      $277.3      $251.1
Ratio of Gross Expenses to Average Net Assets#                           .73%         .76%        .76%        .76%        .77%
Ratio of Net Expenses to Average Net Assets                              .73%         .76%        .76%        .76%        .77%
Ratio of Net Investment Income (Loss) to Average Net Assets             5.63%[Y]     5.93%       5.81%       5.83%       6.27%
Portfolio Turnover Rate                                                   89%         109%        139%         44%         86%

See Notes to Financial Highlights

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001


Notes to Financial Highlights Limited Maturity Bond Portfolio
-------------------------------------------------------------

+ The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Limited Maturity Bond Investment's income and expenses through April 30, 2000 under the prior master/feeder fund structure.

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.


[+/+] The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

[Y] With the adoption of the Guide, net investment income per share decreased by $.02, net gains or losses on securities increased by $.02 and the ratio of net investment income to average net assets decreased by .11%.

Report of Ernst & Young LLP, Independent Auditors
-------------------------------------------------

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Limited Maturity Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Limited Maturity Bond Portfolio, one of the series constituting the Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Limited Maturity Bond Portfolio of Neuberger Berman Advisers Management Trust at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                          /s/ Ernst & Young LLP




Boston, Massachusetts
February 1, 2002

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001


Trustees and Officers (Unaudited)

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman.


Information about the Board of Trustees

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Number of
                                                                                  Portfolios in
                               Position and                                       Fund Complex
                              Length of Time                                       Overseen by   Other Directorships Held Outside
 Name, Age, and Address (1)     Served (2)        Principal Occupation(s) (3)        Trustee         Fund Complex by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
 John Cannon (71)            Trustee since    Retired. Formerly, Chairman               26      Independent Trustee or
                             1994             and Chief Investment Officer of                   Director of three series of
                                              CDC Capital Management                            Oppenheimer Funds:
                                              (registered investment adviser)                   Limited Term New York
                                              (1993-Jan. 1999).                                 Municipal Fund, Rochester
                                                                                                Fund Municipals, and
                                                                                                Oppenheimer Convertible
                                                                                                Securities Fund, 1992 to
                                                                                                present.

-----------------------------------------------------------------------------------------------------------------------------------
 Faith Colish (66)           Trustee since    Attorney at Law and President,            26
                             1982             Faith Colish, A Professional
                                              Corporation; 1980 to present.

-----------------------------------------------------------------------------------------------------------------------------------
 Walter G. Ehlers (68)       Trustee since    Consultant.                               26
                             1989

-----------------------------------------------------------------------------------------------------------------------------------
 C. Anne Harvey (63)         Trustee since    Consultant, C. A. Harvey                  26
                             1998             Associates, June 2001 to present;
                                              Member, Individual Investors
                                              Advisory Committee to the
                                              New York Stock Exchange
                                              Board of Directors, 1998 to
                                              present; Secretary, Board of
                                              Associates to The National
                                              Rehabilitation Hospital's Board
                                              of Directors; Director of
                                              American Association of Retired
                                              Persons (AARP), 1978 to
                                              December 2000; Member,
                                              American Savings Education
                                              Council's Policy Board (ASEC),
                                              1998-2000; Member, Executive
                                              Committee, Crime Prevention
                                              Coalition of America,
                                              1997-2000.

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Number of
                                                                                  Portfolios in
                               Position and                                       Fund Complex
                              Length of Time                                       Overseen by   Other Directorships Held Outside
 Name, Age, and Address (1)     Served (2)        Principal Occupation(s) (3)        Trustee         Fund Complex by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
 Barry Hirsch (68)           Trustee since    Senior Vice President and                 26
                             1988             General Counsel of Loews
                                              Corporation (diversified
                                              financial corporation).

-----------------------------------------------------------------------------------------------------------------------------------
 Robert A. Kavesh (74)       Trustee since    Professor of Finance and                  26      Director, Delaware Labs,
                             1986             Economics at Stern School of                      1978 to present (cosmetics).
                                              Business, New York University.

-----------------------------------------------------------------------------------------------------------------------------------
 Howard A. Mileaf (64)       Trustee since    Retired. Director, State Theatre          26      Formerly, Director of Kevlin
                             1984             of New Jersey (not-for-profit                     Corporation (manufacturer of
                                              theater), 2000 to present;                        microwave and other
                                              Formerly, Vice President and                      products).
                                              Special Counsel to WHX
                                              Corporation (holding company);
                                              1993-2001.

-----------------------------------------------------------------------------------------------------------------------------------
 John P. Rosenthal (69)      Trustee since    Senior Vice President of                  26      Formerly, Director, Cancer
                             1985             Burnham Securities Inc. (a                        Treatment Holdings, Inc.
                                              registered broker-dealer) since
                                              1991; Director, 92nd Street Y
                                              (non-profit), 1967 to present.

-----------------------------------------------------------------------------------------------------------------------------------
 William E. Rulon (69)       Trustee since    Retired. Senior Vice President            26      Director of Prandium, Inc.
                             1986             of Foodmaker. Inc. (operator                      since March 2001
                                              and Franchiser of Restaurants)                    (restaurants).
                                              until January 1997; Secretary of
                                              Foodmaker, Inc. until July 1996;
                                              Director, Pro-Kids Golf and
                                              Learning Academy, 1998 to
                                              present (teach golf and
                                              computer usage to "at risk"
                                              children).

-----------------------------------------------------------------------------------------------------------------------------------
 Cornelius T. Ryan (70)      Trustee since    General Partner of Oxford                 26      Formerly, Director of Capital
                             1982             Partners and Oxford Bioscience                    Cash Management Trust
                                              Partners (venture capital                         (money market fund) and
                                              partnerships) and President of                    Prime Cash Fund.
                                              Oxford Venture Corporation.

-----------------------------------------------------------------------------------------------------------------------------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001


Trustees and Officers (Unaudited) cont'd


------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Number of
                                                                                     Portfolios in
                               Position and                                          Fund Complex
                              Length of Time                                          Overseen by   Other Directorships Held Outside
 Name, Age, and Address (1)     Served (2)          Principal Occupation(s) (3)         Trustee         Fund Complex by Trustee
------------------------------------------------------------------------------------------------------------------------------------
 Tom Decker Seip (51)        Trustee since      President and CEO of Westaff,             26       Director, H&R Block, Inc.
                             2000               Inc., May 2001 to January 2002                     (financial services company),
                                                (temporary staffing); General                      May 2001 to present;
                                                Partner of Seip Investments LP                     Director, General Magic
                                                (a private investment                              (voice recognition software),
                                                partnership); Senior Executive at                  November 2001 to present;
                                                the Charles Schwab                                 Director, Forward
                                                Corporation from 1983 to 1999;                     Management, Inc. (asset
                                                including Chief Executive                          management), 2001-present;
                                                Officer of Charles Schwab                          Member of the Board of
                                                Investment Management, Inc.                        Directors of E-Finance
                                                and Trustee of Schwab Family                       Corporation (credit
                                                of Funds and Schwab                                decisioning services), 1999 to
                                                Investments from 1997 to 1998;                     present; Director,
                                                Executive Vice President-Retail                    Save-Daily.com (micro
                                                Brokerage for Charles Schwab                       investing services), 1999 to
                                                Investment Management from                         present; Formerly, Director of
                                                1994 to 1997.                                      Offroad Capital Inc.
                                                                                                   (pre-public internet
                                                                                                   commerce company).

------------------------------------------------------------------------------------------------------------------------------------
Gustave H. Shubert (72)     Trustee since       Senior Fellow/Corporate                   26
                            1989                Advisor and Advisory Trustee of
                                                Rand (a non-profit public
                                                interest research institution)
                                                since 1989; Honorary Member
                                                of the Board of Overseers of the
                                                Institute for Civil Justice, the
                                                Policy Advisory Committee of
                                                the Clinical Scholars Program at
                                                the University of California, the
                                                American Association for the
                                                Advancement of Science, the
                                                Council on Foreign Relations,
                                                and the Institute for Strategic
                                                Studies (London); advisor to the
                                                Program Evaluation and
                                                Methodology Division of the
                                                U.S. General Accounting Office;
                                                formerly Senior Vice President
                                                and Trustee of Rand.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Number of
                                                                                 Portfolios in
                               Position and                                      Fund Complex
                              Length of Time                                      Overseen by   Other Directorships Held Outside
 Name, Age, and Address (1)     Served (2)       Principal Occupation(s) (3)        Trustee         Fund Complex by Trustee
------------------------------------------------------------------------------------------------------------------------------------
 Candace L. Straight (54)    Trustee since    Private investor and consultant         26
                             1983             specializing in the insurance
                                              industry; Advisory Director of
                                              Securities Capital LLC (a global
                                              private equity investment firm
                                              dedicated to making
                                              investments in the insurance
                                              sector).

------------------------------------------------------------------------------------------------------------------------------------
 Peter P. Trapp (57)         Trustee since    Regional Manager for Atlanta            26
                             1984             Region, Ford Motor Credit
                                              Company since August, 1997;
                                              prior thereto, President, Ford
                                              Life Insurance Company,
                                              April 1995 until August 1997.

------------------------------------------------------------------------------------------------------------------------------------
 Michael M. Kassen* (48)     President and    Executive Vice President and            26       Executive Vice President,
                             Trustee since    Chief Investment Officer of                      Chief Investment Officer and
                             1999             Neuberger Berman since 1999;                     Director of Neuberger
                                              Executive Vice President and                     Berman Inc. (holding
                                              Chief Financial Officer of NB                    company) since 1999;
                                              Management from                                  Chairman since May 2000
                                              November 1999 to March 2000;                     and Director of NB
                                              Vice President of NB                             Management since
                                              Management from 1990 until                       January 1996.
                                              1999; Partner or Principal of
                                              Neuberger Berman from 1993.

------------------------------------------------------------------------------------------------------------------------------------
 Edward I. O'Brien* (73)     Trustee since    Member, Investment Policy               26       Director of Legg Mason, Inc.
                             1993             Committee, Edward Jones,                         (financial services holding
                                              1993-2001; President of the                      company), 1993 to present;
                                              Securities Industry Association                  Director, Boston Financial
                                              ("SIA") (securities industry's                   Group (real estate and tax
                                              representative in government                     shelters) 1993-1999.
                                              relations and regulatory matters
                                              at the federal and state levels)
                                              from 1974-1992; Adviser
                                              to SIA from November
                                              1992-November 1993.

------------------------------------------------------------------------------------------------------------------------------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001


Trustees and Officers (Unaudited) cont'd

----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Number of
                                                                                Portfolios in
                               Position and                                     Fund Complex
                              Length of Time                                     Overseen by   Other Directorships Held Outside
 Name, Age, and Address (1)     Served (2)       Principal Occupation(s) (3)       Trustee         Fund Complex by Trustee
----------------------------------------------------------------------------------------------------------------------------------
 Peter E. Sundman* (42)      Chairman of      Executive Vice President of            26       Executive Vice President and
                             the Board,       Neuberger Berman since 1999;                    Director of Neuberger
                             Chief            Principal of Neuberger Berman                   Berman Inc. (holding
                             Executive        from 1997 until 1999; Senior                    company) since 1999;
                             Officer and      Vice President of NB                            President and Director of NB
                             Trustee since    Management from 1996 until                      Management since 1999.
                             1999             1999; Director of Institutional
                                              Services of NB Management
                                              from 1988 until 1996.

----------------------------------------------------------------------------------------------------------------------------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

 * Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Kassen are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Portfolios and other funds for which NB Management serves as investment manager.

Information about the Officers of the Trust


                                             Position and
 Name, Age, and Address (1)           Length of Time Served (2)                    Principal Occupation(s) (3)
------------------------------------------------------------------------------------------------------------------------
Claudia A. Brandon (45)        Secretary since 1986                      Vice President-Mutual Fund Board Relations
                                                                         of NB Management since 2000; Employee of
                                                                         Neuberger Berman since 1999; Vice President
                                                                         of NB Management from 1986 to 1999;
                                                                         Secretary of two other mutual funds for which
                                                                         NB Management acts as investment manager
                                                                         and administrator.

Robert Conti (45)              Vice President since 2000                 Vice President of Neuberger Berman since
                                                                         1999; Senior Vice President of NB
                                                                         Management since 2000; Controller of NB
                                                                         Management until 1996; Treasurer of NB
                                                                         Management from 1996 until 1999; Vice
                                                                         President of two other mutual funds for which
                                                                         NB Management acts as investment manager
                                                                         and administrator since 2000.

Stacy Cooper-Shugrue (38)      Assistant Secretary since 1991            Employee of Neuberger Berman since 1999;
                                                                         Assistant Vice President of NB Management
                                                                         from 1993 to 1999; Assistant Secretary of two
                                                                         other mutual funds for which NB Management
                                                                         acts as investment manager and administrator.

Barbara DiGiorgio (43)         Assistant Treasurer since 1996            Vice President of Neuberger Berman since
                                                                         1999; Assistant Vice President of NB
                                                                         Management from 1993 to 1999; Assistant
                                                                         Treasurer since 1996 of two other mutual funds
                                                                         for which NB Management acts as investment
                                                                         manager and administrator.

Brian J. Gaffney (48)          Vice President since 2000                 Managing Director of Neuberger Berman since
                                                                         1999; Senior Vice President of NB
                                                                         Management since 2000; Vice President of NB
                                                                         Management from 1997 until 1999; Vice
                                                                         President of two other mutual funds for which
                                                                         NB Management acts as investment manager
                                                                         and administrator since 2000.

Richard Russell (55)           Treasurer and Principal Financial and     Vice President of Neuberger Berman since
                               Accounting Officer since 1993             1999; Vice President of NB Management from
                                                                         1993 until 1999; Treasurer and Principal
                                                                         Financial and Accounting Officer of two other
                                                                         mutual funds for which NB Management acts
                                                                         as investment manager and administrator.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001


Information about the Officers of the Trust cont'd


                                         Position and
 Name, Age, and Address (1)        Length of Time Served (2)                Principal Occupation(s) (3)
-----------------------------------------------------------------------------------------------------------------
Frederic B. Soule (54)         Vice President since 2000          Vice President of Neuberger Berman since
                                                                  1999; Vice President of NB Management from
                                                                  1995 until 1999; Vice President of two other
                                                                  funds for which NB Management acts as
                                                                  investment manager and administrator since
                                                                  2000.

Celeste Wischerth (40)         Assistant Treasurer since 1993     Vice President of Neuberger Berman since
                                                                  1999; Assistant Vice President of NB
                                                                  Management from 1994 to 1999; Assistant
                                                                  Treasurer since 1996 of two other mutual funds
                                                                  for which NB Management acts as investment
                                                                  manager and administrator.

--------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the by-laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.